UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

Amendment No. 1 to

FORM 8-K/A

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

Smack Sportswear

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53049

Nevada	26-1665960
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1765 Oak Street, Torrance, CA	90501
(Address of principal executive offices)	(Zip Code)

310-787-1222

(Registrant’s telephone number, including area code)

Reshoot Production Co.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Smack Sportswear (formerly Reshoot Production Company) (“the Company” or “Registrant”) Current Report on Form 8-K filed with the U. S. Securities and Exchange Commission (“Commission”) on September 30, 2011 (the “Original Filing”). This Amendment corrects the number of shares issued and outstanding on August 31, 2010 to 47,033,358 (correct amount) from 47,150,000 (originally reported) and the number of shares cancelled to 7,033,358 (correct amount) from 7,150,000 (originally reported).

There have been no changes from the Original Filing other than as herein. This Amendment No. 1 does not modify or update in any way the other disclosures made in the Original Filing.

Item 5.01. Changes in Control of Registrant.

Smack Sportswear (formerly Reshoot Production Company)(the "Company") on September 27, 2011, underwent a change of control of ownership. Mr. Marc Schechtman, the sole officer and director sold his ownership of 37,150,000 control shares to Mr. Ronald Kirk Huntsman. Mr. Huntsman entered into a Share Purchase Agreement with Marc Schechtman, whereby Mr. Huntsman paid cash consideration of Fifty Thousand ($50,000) USD for the 37,150,000 control shares (see exhibit 99.1 entitled "Share Purchase Agreement"). Mr. Ronald Kirk Huntsman used his personal investment funds to purchase these shares.

As of August 31, 2011, the Company had 47,033,358 common shares issued and outstanding. The transfer of ownership of 37,150,000 shares represents 78.9% ownership in the Company.

Subsequently, Mr. Huntsman entered into a Stock Value Agreement to transfer 29,000,000 of his restricted shares to Bill Sigler (see exhibit 99.2 entitled “Stock Value Agreement”).

With the change of ownership control, Mr. Marc Schechtman has resigned his positions as sole officer and director of the Company.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on September 27, 2011 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after September 27, 2011 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the U. S. Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of the Company’s common stock.

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Title of	Name of Beneficial	Nature of Beneficial	Percent of
Class	Owner and Position	Ownership	Class(1)
-------------------------------------------------------------------------------------------------------------------------
Common	Bill Sigler (2)	29,000,000	72.50%
	President/CEO/Director

Common	Lawrence Biggs(3)	3,500,000	8.75%
	Shareholder
-------------------------------------------------------------------------------------------------------------------------

	DIRECTORS AND OFFICERS AS A GROUP (1 person)	29,000,000	72.50%

(1) Percent of Class is based on 40,000,000 shares issued and outstanding, the number of shares issued and outstanding represent the cancellation of 7,033,358 shares (See Item 8.01 below).

(2) Bill Sigler, 1765 Oak Street, Torrance, CA 90501.

(3) Lawrence Biggs, 703 Pier Avenue, Number B382, Hermosa Beach, CA 90254.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 27, 2011, the Board of Directors of Smack Sportswear (formerly Reshoot Production Company) accepted the resignation of Mr. Marc Schechtman, Acting Chief Executive Officer and Director of Planning. Mr. Schechtman has been working for the Company on a part-time basis, and he desires to pursue other interests. This former director/officer does not have any disagreements with the Company on any matter relating to its operations, policies or practices.

Prior to Mr. Schechtman’s resignation, the board added Bill Sigler as a director of the Registrant. The board appointed Bill Sigler to serve as Chief Executive Officer and President for the unexpired term of his predecessor and/or until his successor is elected and qualified. Mr. Bill Sigler accepted the appointment to the Board of Directors and the position as CEO/President.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

Bill Sigler	45	CEO/President

Biography of Bill Sigler, CEO/President/Director

Mr. Sigler’s management of the business (since 1994), coupled with his entrepreneurial experience and passion for the sport, makes him the ideal leader to drive this endeavor. His relationships in the sport will be key to aligning strategic partners. He coached club volleyball from 2002-2009, coached some of the top players on the beach, and has been running amateur volleyball classes and leagues since 1996. He is a member of Vistage, the Los Angeles Venture Association, has been on the board of USA Beach Volleyball, as well as on the board of 6 other companies. Mr. Sigler also established a non-profit called Southern California Foundation for Children in 2001, which has raised over $300,000 for underprivileged kids. He has also been an appointed member of the Hermosa Beach Parks and Rec Commission since 2002.

Mr. Sigler was hired by Stuart Pharmceuticals (know Astra Zeneca). At that time is was a division of ICI Americas (based in Delaware). One of the largest companies in the world, Mr. Sigler was recruited in his senior year of college to participate in ICI’s Corporate Program, which included 25 of their top college hires across all divisions. The program was designed to train future management. Mr. Sigler first worked in the MIS department supporting sales and marketing senior management with PC Support, and systems development. He then was moved to marketing, where Mr. Sigler was the company’s youngest Assistant Product Manager, where he helped launch an innovative new anesthetic called Propofol, as well as prenatal vitamins. He was then transferred into sales in Raleigh, NC.

He then moved to California in 1992, where he become a Neonatal specialist for a regional medical equipment company. From there Mr. Sigler followed his entrepreneurial instincts and partnered with a Taiwanese durable medical equipment manufacturer to open a North American distribution center, where he established all aspects of Nova Ortho Med. Within 2 years, the company had 16 independent reps nationwide, distribution to hundreds of dealers, and sales of over $5 million. The company is now doing over $50 million in sales per year. Mr. Sigler sold his 30% equity in 1996 to focus entirely on Smack Sportswear.

Mr. Sigler taught himself to play volleyball at age 23, and rose to the highest amateur rank (AAA) by age 32 (and was ranked in the top 100 players in California). Mr. Sigler’s passion for the sport led him to starting Smack Sportswear, an apparel company devoted to So Cal inspired volleyball apparel. The company was established in Manhattan Beach, CA in 1994. During the 90’s Mr. Sigler was able to build a brand that was sold in Sports Chalet, as well as specialty stores nationwide. In 2001, Mr. Sigler focused attention on the indoor volleyball apparel market, which allowed for higher profits thru a B2C model, as well as the ease at which one could gain volume orders.

Education:

Mr. Sigler graduated with a BS degree from University of Delaware with honors in both Economics and Management Information Systems in 1988, with a 3.4 GPA.

Compensation of Directors

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.

Item 8.01. Other Events.

Cancellation of Shares

Mr. Ronald Kirk Huntsman has agreed to cancel 7,033,358 of his common shares. These 7,033,358 shares represent approximately fifteen (15) percent of the issued and outstanding shares of the Company. Mr. Ronald Kirk Huntsman does not have any disagreements with the Company on any matter relating to its operations, policies or practices. Mr. Huntsman believes that by cancelling these share it adds value to the remaining issued and outstanding shares.

On September 27, 2011, Mr. Ronald Kirk Huntsman returned to the Treasury and the Company cancelled 7,033,358 shares of its common stock, $0.001 par value per share, that had been outstanding in the name of Mr. Ronald Kirk Huntsman. Such certificate representing 7,033,358 common shares is being returned and cancelled by the Registrant’s transfer agent. Following the cancellation of these shares, the Company will have 40,000,000 common shares issued and outstanding.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Although Bill Sigler is taking over the management and ownership of Reshoot Production on a part-time basis, he is still managing Team Sports Superstore, Inc., on a full time basis. As the sole shareholder Team Sports Superstore, Inc., as of September 27, 2011, Mr. Sigler entered into a Stock Value Agreement whereby he obtained control ownership of Reshoot Production in exchange for his commitment to sell Team Sports Superstore, Inc. to Reshoot Production upon completion of audited financials, as required by the U. S. Securities & Exchange Commission. It is anticipated that it will take at least three months to complete the said audit, if they can be completed at all (See Exhibit 99.2). Simultaneously, Mr. Bill Sigler on behalf of the Company entered into an Irrevocable Business Sales Agreement whereby he agreed to transfer 100% equity ownership of Team Sports Superstore to Smack Sportswear (formerly Reshoot Production Company) in the form of a tax free exchange of stock, upon completion of the audit. This sale includes all the assets, liabilities, tradenames, and business operations of Team Sports Superstore, Inc. (See Exhibit 10.3).

Overview of Team Sports Superstore, Inc.

Team Sports Superstore (“TSS”) is a vertically integrated, e-Commerce and Apparel manufacturing Company based in Torrance, California, incorporated on February 16, 2010 under the laws of the State of California. The Company has created the SMACK Sportswear brand in the volleyball industry. Also in 2011, TSS entered into a license agreement to purchase SpikeVolleyball.com, an eCommerce and mail order company, where TSS is making payments to the former owner over a 5-year period, at which time TSS will fully own Spike Volleyball. Team Sports Superstore has developed working relationships with governing organizations (USA Volleyball, the AVP) and with top volleyball athletes.

Team Sports Superstore primary focus is on the sport of volleyball. TSS currently has two business segments which management believes can be significantly grown with certain resources. The two current segments are in the Team Apparel sales and e-Commerce/Catalog segment.

Team Apparel Segment

The TSS’s SMACK Sportswear line markets Indoor Team Apparel. Although Asics and Mizuno hold the majority of sales in this space, TSS management believes it offers a number of benefits over these larger companies. TSS delivers a product which can be widely customized, meets equal or better price points, and can be delivered in a much shorter time frame. Also TSS offers a “One Stop Shop” opportunity by offering other services like decorating, equipment, and fundraising apparel, which in turn saves coaches and club directors time and money. Historically, the TSS has not widely marketed to this segment and most of its sales have resulted from reputation and word of mouth. For the upcoming volleyball season, the TSS intends to market to this custumer base via numerous marketing strategies including e-commerce, digital catologs, and direct contact methods.

E-Commerce/Catalog Segment

TSS is developing an e-commerce marketing program. This strategy includes the existing web store VBSuperstore.com (established in 2006) smacksportswear.com, and the recent acquisition in February 2011 of Spike Volleyball, which has been a volleyball mail order and e-commerce company since 1977. It also includes a market growth strategy utilizing certain internet marketing systems, social network marketing systems, and a cost reduction strategy under which the printed and mailed catolog will be morphed over a short time into a fully on-line digital catalog. Further expansion strategies include international expansion of the brand taking advantage of the great acceptance of California brands worldwide and the huge acceptance of volleyball internationally.

TSS does not have a well defined organization for the sales, marketing and distribution of its apparel products. In order to market its products, TSS must build its sales, marketing, managerial and other non-technical capabilities or make arrangements with third parties to perform these services. In addition, TSS has no experience in developing, training or managing a sales force and will incur substantial additional expenses in doing so. The cost of establishing and maintaining a sales force may exceed its cost effectiveness. Furthermore, TSS will compete with many apparel companies that currently have extensive and well-funded marketing and sales operations. TSS marketing and sales efforts may be unable to compete successfully against these companies. If TSS is unable to establish adequate sales, marketing and distribution capabilities, whether independently or with third parties, TSS may not be able to generate product revenue and may not become profitable.

The worldwide sports apparel industry is highly cyclical and heavily dependent upon the overall level of consumer spending. Purchases of sports apparel and related goods tend to be highly correlated with changes in the disposable income of consumers. Consumer spending is dependent on a number of factors, including actual and perceived economic conditions affecting disposable consumer income (such as unemployment, wages and salaries), business conditions, interest rates, availability of credit and tax rates in the general economy and in the international, regional and local markets where our products are sold. As a result, any deterioration in general economic conditions, reductions in the level of consumer spending or increases in interest rates could adversely affect the future sales of our products.

A return to recessionary or inflationary conditions, whether in the United States or globally, additional terrorist attacks or similar events could have further adverse effects on consumer confidence and spending and, as a result, could have a material adverse effect on our financial condition and results of operations.

TSS has yet to perform an audit of its financial condition by a PCOAB auditor. In September, 2011, TSS engaged a PCOAB auditor to begin the audit process. TSS may be unable to maintain an effective system of internal controls and accurately report its financial results or prevent fraud, which may cause current and potential stockholders to lose confidence in its financial reporting and adversely impact our business and our ability to raise additional funds in the future.

Effective internal controls are necessary for TSS to provide reliable financial reports and effectively prevent fraud. If we cannot provide reliable financial reports or prevent fraud, our operating results and our reputation could be harmed as a result, causing stockholders and/or prospective investors to lose confidence in management and making it more difficult for us to raise additional capital in the future.

Failure to obtain a financial audit by a PCOAB auditor will preclude TSS from being acquired by Reshoot Production company. TSS may be unable to perform the required financial audit, and the Company may not be able to proceed with its original business plan.

Change of Corporate Address

With the change of corporate control and ownership the Company moved its corporate headquarters from 4370 La Jolla Village Drive, Suite 400 San Diego CA 92122 to 1765 Oak Street, Torrance, CA 90501 with a new telephone number of (310) 787-1222.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

			Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
10.1	Irrevocable Business Sale Agreement, dated September 27, 2011		8-K		10.1	09/30/2011
99.1	Share Purchase Agreement, dated September 27, 2011		8-K		99.1	09/30/2011
99.2	Stock Value Agreement, dated September 27, 2011		8-K		99.2	09/30/2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smack Sportswear (formerly known as Reshoot Production Company) Registrant

Date: April 11, 2012	/s/ Bill Sigler
Name: Bill Sigler
Title: Chief Executive Officer